Q2 2021 SHAREHOLDER LETTER INVESTORS.SHIFT4.COM Exhibit 99.1

1 2 Non-GAAP Financial Measures and Key Performance Indicators Safe Harbor Statement and Forward Looking Information We use supplemental measures of our performance which are derived from our consolidated financial information but which are not presented in our consolidated financial statements prepared in accordance with generally accepted accounting principles, or GAAP. These non-GAAP financial measures include: gross revenue less network fees, which includes interchange and assessment fees; Adjusted net income (loss); earnings before interest expense, income taxes, depreciation, and amortization (“EBITDA”); and Adjusted EBITDA. Gross revenue less network fees represents a key performance metric that management uses to measure changes in the mix and value derived from our customer base as we continue to execute our strategy to expand our reach to serve larger, complex merchants. Adjusted net income (loss) represents net income (loss) adjusted for certain non-cash and other nonrecurring items that management believes are not indicative of ongoing operations, such as acquisition, restructuring and integration costs, equity-based compensation expense, impact of lease modifications and other nonrecurring items. Adjusted EBITDA is the primary financial performance measure used by management to evaluate its business and monitor results of operations. Adjusted EBITDA represents EBITDA further adjusted for certain non-cash and other nonrecurring items that management believes are not indicative of ongoing operations. These adjustments include acquisition, restructuring and integration costs, equity-based compensation expense, impact of lease modifications and other nonrecurring items. We use non-GAAP financial This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding Shift4 Payments, Inc.’s (“our”, the “Company” or Shift4”) expectations regarding new customers; acquisitions and other transactions; our plans and agreements regarding future payment processing commitments, including at Tao Group, Arlo Hotels, 1440 Multiversity, Galaxy Home Recreation, BetMGM, Resorts World, Allegiant Stadium and United Center; our expectations with respect to economic recovery; and anticipated financial performance, including our financial outlook for fiscal year 2021. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements, including, but not limited to, the following: the effect of the COVID-19 global pandemic and any variants of the virus on our business and results of operations; our ability to differentiate ourselves from our competitors and compete effectively; our ability to anticipate and respond to changing industry trends and merchant and consumer needs; our ability to continue making measures to supplement financial information presented on a GAAP basis. We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. There are limitations to the use of the non-GAAP financial measures presented in this presentation. Our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes. The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for net income (loss) prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations each of EBITDA and Adjusted EBITDA, gross revenue less network fees, and Adjusted net loss to its most directly comparable acquisitions of businesses or assets; our ability to continue to expand our market share or expand into new markets; our reliance on third-party vendors to provide products and services; our ability to integrate our services and products with operating systems, devices, software and web browsers; our ability to maintain merchant and software partner relationships and strategic partnerships; the effects of of global economic, political and other conditions on consumer, business and government spending; our compliance with governmental regulation and other legal obligations, particularly related to privacy, data protection and information security, and consumer protection laws; our ability to establish, maintain and enforce effective risk management policies and procedures; our ability to protect our systems and data from continually evolving cybersecurity risks, security breaches and other technological risks; potential harm caused by software defects, computer viruses and development delays; the effect of degradation of the quality of the products and services we offer; potential harm caused by increased customer attrition; potential harm caused by fraud by merchants or others; potential harm caused by damage to our reputation or brands; our ability to recruit, retain and develop qualified personnel; our reliance on a single or limited number of suppliers; the effects of seasonality and volatility on our operating results; the effect of various legal GAAP financial measure are presented at the end of this presentation. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future fiscal periods, we may exclude such items and may incur income and expenses similar to these excluded items. In addition, we present end-to-end payment volume, a key performance indicator, which is defined as the total dollar amount of card payments that we authorize and settle on behalf of our merchants. This volume does not include volume processed through our gateway-only merchants. proceedings; our ability to raise additional capital to fund our operations; our ability to protect, enforce and defend our intellectual property rights; our ability to establish and maintain effective internal control over financial reporting and disclosure controls and procedures; our compliance with laws, regulations and enforcement activities that affect our industry; our dependence on distributions from Shift4 Payments, LLC to pay our taxes and expenses, including payments under the Tax Receivable Agreement; and the significant influence Rook and Searchlight have over us, including control over decisions that require the approval of stockholders. These and other important factors are described in “Cautionary Note Regarding Forward-Looking Statements,” and “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2020, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Dear Shareholders, This quarter marked several milestones for Shift4. In addition to being the one-year anniversary of our IPO, we also set new records across all measures for Q2:   End-To-End payment volume was $11.8 billion, which is a roughly 50% increase from just a quarter ago and roughly 180% year-over-year. Q2 Gross Revenues and Gross Revenues Less Network Fees were $351 million and $136 million, respectively. It was our first quarter of positive GAAP Net Income, which was $4.5 million. EBITDA and Adjusted EBITDA were $31 million and $45 million, respectively.   The growth experienced during the quarter was a combination of continued new merchant wins and volume growth within our existing customers. We also saw a much more typical seasonal pattern for our business as consumer spending in our core verticals increased and travel became more prevalent, which is a welcome change from a year ago.   While we are obviously thrilled with the business performance, our culture is not to celebrate the wins. Rather, we have spent much of the last quarter focusing on organizational efficiencies that can help perpetuate this growth and allow us to replicate our success across more verticals. It is with that spirit that we constantly challenge ourselves to look at what we could be doing better, especially during the good times.   In addition to more details on our financial performance, you will see several instances of new customer wins in the following pages. I would like to highlight how many of these come from end-markets, such as eCommerce, sports and entertainment and gaming that are entirely new to Shift4. This ability to look across industries for pain-points and then aggressively attack them is in many ways our core competency… and we are excited about our early but strong positioning within these new markets.   Since my last letter, many of you have contacted me with product feedback, commercial opportunities and other ideas. This is always appreciated and valued so please don’t hesitate to reach out. Jared Isaacman CEO jared@shift4.com 3

Performance Highlights

Second Quarter

- Record quarterly end-to-end payment volume of $11.8 billion during Q2 2021, up approximately 180% from Q2 2020. Q3 end-to-end payment volume off to a strong start with July volume of $4.7 billion.
- Record quarterly gross revenue of $351.0 million, up 148% from Q2 2020.
- Record gross revenue less network fees of $136.3 million, up 102% from Q2 2020.
- Net income for the second quarter of 2021 was $4.5 million. Net income per class A and C share was $0.06 and $0.05 on a basic and diluted basis, respectively. Adjusted net income for the second quarter of 2021 was $18.9 million, or Adjusted net income per class A and C share of $0.22.(A)
- EBITDA was $30.6 million and Adjusted EBITDA was $45.2 million for the second quarter of 2021.

QUARTERLY FINANCIAL METRICS

END-TO-END PAYMENT VOLUME ($BILLION)



$4.2
$7.1
$6.8
$8.0
$11.8
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21

GROSS REVENUE LESS NETWORK FEES (B) ($MILLION)



$67.4
$87.7
$88.8
$97.5
$136.3
GROSS PROFIT
$31.6
$51.5
$51.3
$51.8
$78.1
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21

ADJUSTED EBITDA (B) ($MILLION)



$4.0
$14.8
$28.7
$26.7
$22.2
$45.2
ADJ. NET INCOME (LOSS)
$(14.2)
$(1.9)
$(4.3)
$(10.4)
$18.9
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Impact of converting certain hardware to operating lease accounting treatment

Q2 2021 END-TO-END PAYMENT VOLUME PROGRESSION ($BILLION)



$4.0
$5.5
$4.2
$11.8
2018
2019
2020
2021

(A) Adjusted net income per share, which is a non-GAAP measure, is calculated using weighted average fully diluted shares of 85.1 million as of June 30, 2021, which includes 48.1 million Class A shares, 28.8 million Class B shares and 8.2 million Class C shares, of which the Class B and Class C shares are exchangeable/convertible into shares of Class A common stock.

(B) For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the tables titled "Second Quarter 2021 - Reconciliation to Non-GAAP Financial Measures" on the last page of this document.

4 SHIFT4

Continuing Strong Momentum in New Customer Wins Shift4’s value proposition continues to deliver wins in some of the most complex and demanding commerce environments. GALAXY HOME RECREATION Galaxy Home Recreation, an Oklahoma-based home recreation provider, began using Shift4Shop to power their booming eCommerce platform. 1440 MULTIVERSITY 1440 Multiversity, a California-based immersion learning destination, selected Shift4 to power contactless payment throughout their Scotts Valley campus. TAO GROUP Tao Group selected Shift4 to provide End-to-End payment solutions, including the latest contactless payments technology for its U.S.-based venues. ARLO HOTELS Arlo Hotels, with four boutique hotels in New York and Miami and two more on the way, partnered with Shift4 to power their payment systems. 5

BETMGM Powering the Online Gaming & Sports Betting Industry 6 Shift4 to power online gaming and sports betting transactions through BetMGM’s website and mobile applications. The partnership with BetMGM enables Shift4 to leverage existing expertise in hospitality and expand rapidly into the online gaming and sports betting markets. RESORTS WORLD Shift4, through partnership with Sightline, will power the first ever cashless casino payment experience at the new Resorts World Casino in Las Vegas. Shift4’s integrated payment processing helps Resorts World towards the goal of providing an entertainment experience unlike any other – not just on the gaming floor but across the entire integrated resort.

Next-Gen Commerce-Enabling Solutions for Major Venues

ALLEGIANT STADIUM / LAS VEGAS



- Allegiant Stadium, home of the Las Vegas Raiders, re-opened for live events in July 2021.
- Shift4 powers payments across dozens of revenue centers at Allegiant Stadium as the official integrated payments company of the Raiders.

UNITED CENTER / CHICAGO



- In July 2021, Shift4 was designated as the payment processing partner for Chicago's United Center.
- Shift4 and VenueNext deliver a mobile-first, contactless ordering and payment experience for Bulls and Blackhawks fans.

7

SHIFT4

8 END-TO-END PAYMENT VOLUME ADJUSTED EBITDA (B) GROSS REVENUES LESS NETWORK FEES (A) TOTAL REVENUES We expect 2021 End-to-End Payment Volume to range between: Resulting in Adjusted EBITDA between: Driving 2021 Gross Revenues Less Network Fees between: Driving 2021 Revenues between: $46 BILLION $48 BILLION $175 MILLION $180 MILLION $500 MILLION $510 MILLION $1.3 BILLION $1.4 BILLION Gross profit is estimated to be approximately 60% of Gross Revenue Less Network Fees and cost of sales is estimated to be approximately 40% of Gross Revenue Less Network Fees for fiscal year 2021. Estimated adjustments from net loss to Adjusted EBITDA at the mid-point of the guidance range above for fiscal year 2021 are depreciation and amortization expense of approximately $105 million, interest expense of approximately $25 million, equity-based compensation expense of approximately $40 million, income taxes of $(1) million and other nonrecurring items of approximately $30 million. and and and and We are increasing the guidance previously provided for each of the following measures: 2021 Revised Outlook

Financial Summary 9 Revision to Previously Issued Financial Statements This financial information includes revisions to our previously issued financial statements. We identified an acquired technology asset of $4.8 million that should have been impaired during fiscal year 2018. The correction resulted in an increase to amortization expense in 2018 with subsequent decreases to amortization expense in 2019 and 2020. We also corrected a misclassification between general and administrative expenses and cost of sales of $0.9 million and $2.1 million for the three and six months ended June 30, 2020, respectively, which decreased general and administrative costs and increased cost of sales and impacted gross profit. These revisions had no net impact on Revenues, Adjusted EBITDA or net cash flows. See “Revision of Previously Issued Financial Statements” in Note 1 in our Form 10-Q for the quarter ended June 30, 2021, which will be filed with the SEC.

10 Second Quarter 2021 Condensed Consolidated Balance Sheets UNAUDITED In millions, except share data

11 Second Quarter 2021 11 Condensed Consolidated Statements of Operations UNAUDITED In millions, except share and per share data

Second Quarter 2021 12 Condensed Consolidated Statements of Cash Flows UNAUDITED In millions

Second Quarter 2021 13 Reconciliation to Non-GAAP Financial Measures UNAUDITED In millions